UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2020

UNITED STATES OIL FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32834	20-2830691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, California 94596

(Address of principal executive offices) (Zip Code)

(510) 522-9600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Shares of United States Oil Fund, LP	USO	NYSE Arca, Inc.

Item 8.01. Other Events.

United States Oil Fund, LP (“USO”), a Delaware limited partnership, announced previously in its Form 8-K filed April 27, 2020 (the “April 27 Form 8-K”), that USO intended to invest in other permitted investments beyond the Benchmark Oil Futures Contract, as described below and in its prospectus, and described the particular investments and percentages of such investments in which USO intended to invest. In the April 27 Form 8-K, USO also announced that due to regulatory requirements, current market conditions and risk mitigation measures imposed by USO’s futures commission merchant (“FCM”) as described below, United States Commodity Funds, LLC (“USCF”), the general partner of USO, has determined that commencing with the monthly roll occurring in May 2020, USO’s positions in Oil Futures Contracts and Other Oil Related Investments will roll over a ten-day period commencing on May 1, 2020. This Form 8-K updates USO’s previously announced intention with respect to the particular permitted investments and percentages of such investments in which USO intends to invest. This Form 8-K also announces that, commencing on April 30, 2020, USO will provide the target percentages for its portfolio holdings during the ten-day roll period and going forward on its website at www.uscfinvestments.com. In addition, USO’s portfolio holdings as of the end of the prior business day are posted each day on that website. Capitalized terms that are used but not defined in this Form 8-K have the meaning given to them in USO’s prospectus.

Update to Investment Intentions. Most recently, and as discussed in the April 27 Form 8-K, USO announced that commencing on April 27, 2020 and through April 30, 2020, for the reasons set forth in the April 27 Form 8-K and, in particular because of evolving market conditions, regulator accountability levels and position limits being imposed on USO with respect to the Oil Futures Contracts, and risk mitigation measures taken by its FCM with respect to USO acquiring additional Oil Futures contracts, USO previously determined that it would invest in Oil Futures Contracts as follows: approximately 30% of its portfolio in crude oil futures contracts on the New York Mercantile Exchange (the "NYMEX") and ICE Futures Europe and ICE Futures U.S. (together, “ICE Futures”) in the July contract, approximately 15% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the August contract, and approximately 15% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the September contract, and approximately 15% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the October contract, and approximately 15% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the December contract, and approximately 10% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the June 2021 contract. USO also stated in the April 27 Form 8-K that it would roll the current portfolio positions into the positions described above over a three-day period with approximately 33.3% of the investment changes taking place on April 27, 2020, 33.3% of the investment changes taking place on April 28, 2020 and 33.3% of the investment changes taking place on April 29, 2020, which it did.

Commencing on April 30, 2020, USO will publish on its website, as described below, its investment intentions with respect to the type and percentages of permitted investments that it will hold at the end of the ten-day roll period as well as going forward, including for any rebalances.

As previously disclosed, various factors including, but not limited to, evolving market conditions, changes to regulatory requirements imposed on USO with respect to its investment in the Benchmark Oil Futures Contract or other Oil Futures Contracts, and risk mitigation measures imposed by FCMs on USO and other market participants, have severely limited USO’s ability to invest in the Benchmark Oil Futures Contract and certain of the other investments in which USO traditionally would have invested in a substantial portion of its portfolio. Moreover, because such factors have continued to evolve, USO has had to invest in other permitted investments instead of investing primarily in the Benchmark Oil Futures Contract and the cash-settled, but substantially similar, oil futures contract traded on ICE Futures (the “ICE WTI Contract”), but also has had to more frequently change the holdings in its portfolio than it has in the past. The foregoing factors have changed USO’s portfolio holdings and have resulted in significant deviations from USO’s intended investment objective which is for the daily percentage changes in the net asset value (“NAV”) per share to reflect the daily percentage changes of the spot price of light, sweet crude oil, as measured by the daily percentage changes in the price of Benchmark Oil Futures Contract, plus interest earned on USO’s collateral holdings, less USO’s expenses.

At this time, it is likely that the factors limiting USO’s investments in the Benchmark Oil Futures Contract will continue, including as a result of the COVID-19 pandemic and the state of the oil markets, and that USO’s need to invest in other permitted investments will continue. As described in USO’s prospectus, USO, in addition to investing in the Benchmark Oil Futures Contract, may also seek to achieve its investment objective by investing primarily in other futures contracts for light, sweet crude oil, other types of crude oil, diesel-heating oil, gasoline, natural gas, and other petroleum-based fuels that are traded on the NYMEX, ICE Futures or other U.S. and foreign exchanges (collectively, with the Benchmark Oil Futures Contract, “Oil Futures Contracts”) and to a lesser extent, in order to comply with regulatory requirements or in view of market conditions, other oil-related investments such as cash-settled options on Oil Futures Contracts, forward contracts for oil, cleared swap contracts and non-exchange traded (“over-the-counter” or “OTC”) transactions that are based on the price of oil, other petroleum-based fuels, Oil Futures Contracts and indices based on the foregoing (collectively, “Other Oil-Related Investments”).

USO is providing notice in this Form 8-K that: (1) it will disclose changes to its investment intentions with respect to the type and percentage of investments in USO’s portfolio on its website, and (2) the parameters for making decisions regarding the permitted investments it will hold, including the intended order of priority in selecting investments, including USO’s intentions with respect to the type of investments to be held in its portfolio. The type and percentages of investments to be held by USO at the end of the ten-day roll period as well as going forward, including for any rebalances, will be published on its website. Accordingly, commencing on May 1, 2020 and for the foreseeable future, to address and comply with the market conditions, regulatory requirements and other factors that have influenced, and will continue to influence, its investment decisions, USO intends to buy or sell the following permitted investments taking into account the order set forth below when USO increases or decreases either its portfolio overall or its holdings of particular investments:

1.	The current or front month (“first month”) Oil Futures Contracts based on the price of the light, sweet crude oil known as West Texas Intermediate (“WTI) or, which are priced off of the oil futures contracts based on WTI as traded on the NYMEX including the Benchmark Oil Futures Contracts and the ICE WTI Contract (“WTI Oil Futures Contracts”); then
2.	The first month, the next or following month (“second month”, with months thereafter being numerically designated, i.e., the third month, the fourth month, the fifth month, etc.) and the third month WTI Oil Futures Contracts; then
3.	The first through the fifth month WTI Oil Futures Contracts, plus the next nearest June WTI Oil Futures Contracts, plus the next nearest December WTI Oil Futures Contracts; then
4.	The first through the twelfth month WTI Oil Futures Contracts; then
5.	The first through the twelfth month WTI Oil Futures Contracts plus the second through thirteenth month Oil Futures Contracts based on Brent Crude Oil traded on ICE Futures (“Brent Oil Futures Contracts”); then
6.	The first through the twelfth month WTI Oil Futures Contracts Months plus the second through thirteenth month Brent Oil Futures Contracts plus the first through the twelfth month Oil Futures Contracts based on Ultra Low Sulfur Diesel Oil Futures Contract traded on NYMEX (“USDL Oil Futures Contract”); then
7.	The first through the twelfth month WTI Oil Futures Contracts plus the second through thirteenth month Brent Oil Futures Contracts plus the first through the twelfth month USDL Oil Futures Contracts plus the first through the twelfth month RBOB Gasoline Oil Futures Contracts (“Gasoline Futures Contract”); then
8.	USO may also utilize the Oil Futures Contracts based on WTI, WTI Oil Futures Contacts or other types of crude oil traded on the Dubai, Singapore, and Houston exchanges, if and when these contracts reach sufficient scale and liquidity to meaningfully contribute to USO’s investment objective, in addition to the foregoing investments; then, finally,
9.	Other Oil-Related Investments, in addition to the foregoing investments.

If USO uses over-the counter (“OTC”) swaps or other instruments, those OTC swaps or instruments would also provide exposure to one or more of the same above-described permitted investments in varying months or contracts.

The progression from one stage of permitted investments described in the above waterfall to the next stage, including the specific target weights for the particular portfolio investments to be held by USO, will take into account, to the extent applicable, the relative levels of open interest, position limits, and other factors. The specific permitted investments and the identified target weights for such investments, consistent with progression from one stage of the above described waterfall to the next stage, will be published on the website at www.uscfinvestments.com the day before the start of (i) any monthly roll/rebalance period for the end of such roll/reblance period, and (ii) any rebalancing to be done outside of the monthly roll period due to market conditions, regulatory requirements and other factors described herein. In extreme circumstances, changes may need to be made intraday. In such circumstances, the changes will be published on the website at the end of the day. USO will attempt to execute rebalances required over several days to minimize market impact. However, it may be necessary to execute these risk measures rapidly and with minimal notice. Published portfolio changes will be implemented by USO over the course of the roll/rebalance period as indicated on the website or over the course of another day or period with respect to a particular change outside of the roll.

USO will progress through the stages of the above describe waterfall of permitted investments as it approaches regulatory or other limits or as necessary to address market conditions, or other factors, including additional investments in USO, requiring consideration of particular levels of the waterfall. Generally, USO will invest in each stage of the waterfall in the order described above. However, USO, in its sole discretion, may proceed to invest in a further stage of the waterfall (i.e., skipping over a particular stage) if it determines it may exceed position limits in the immediately following stage of the above waterfall within the next month.

The investment intention announced in this Form 8-K could change as a result of any or all of the following: evolving market conditions, a change in regulator accountability levels and position limits imposed on USO with respect to its investment in Oil Futures Contracts, additional or different risk mitigation measures taken by market participants, generally, including USO, with respect to USO acquiring additional Oil Futures contracts, or USO selling additional Creation Baskets in the event that the Registration Statement that USO filed with the Securities and Exchange Commission (“SEC”), as described below, is declared effective by the SEC. USO’s ability to invest in the Benchmark Oil Futures Contract could be limited by any of these occurrences. In addition, while determining the appropriate investments for USO’s portfolio in accordance with its current intention, or to address the foregoing changes in market conditions, regulatory requirements or risk mitigation measures, USO may need to hold significant portions of its portfolio in cash beyond what it has historically held in order to satisfy potential margin requirements.

USO has not and does not intend to leverage its assets and makes its investments accordingly. Consistent with the foregoing, USO’s announced investment intentions, and any changes thereto, will take into account the need for USO to make permitted investments that also allow it to maintain adequate liquidity to meet its margin and collateral requirements and to avoid, to the extent reasonably possible, USO becoming leveraged. If market conditions require it, these risk reduction procedures may occur on short notice if they occur other than during a roll or rebalance period.

USO intends to continue to pursue its investment objective as described in its prospectus. However, in the current market and regulatory environment, significant tracking deviations can be anticipated to occur above and beyond the differences that historically occurred when USO’s primary investment was the Benchmark Oil Futures Contract and light, sweet crude oil futures contracts of the same month traded on ICE Futures. In addition, the types of permitted investments in which USO currently can invest to achieve its investment objective are limited as a result of regulatory requirements and risk mitigation measures taken by market participants, generally, including USO, and include later months in Oil Futures Contracts than the tenor of the Benchmark Oil Futures Contract are and will likely to continue to experience greater effects from contango. While it is USO’s expectation that at some point in the future it will be able to return to primarily investing in the Benchmark Futures Contract or other similar futures contracts of the same tenor based on light, sweet crude oil, there can be no guarantee of when, if ever, that will occur. As a result, investors in USO should expect USO will continue to invest in other permitted investments and that there will be continued deviations between the performance of USO’s investments and the Benchmark Oil Futures Contract, and that USO may not be able to track the Benchmark Oil Futures Contract or meet its investment objective, stated above. The inability to closely track the Benchmark Oil Futures Contract, the changes in its portfolio of investments and the impact of higher levels of contango, will impact the performance of USO and the value of its shares.

Certain circumstances, including the need to comply with regulatory requirements (including, but not limited to, exchange accountability and position limits) and market conditions (including but not limited to those allowing USO to obtain greater liquidity or to execute transactions with more favorable pricing) as well as risk mitigation measures taken by market participants, generally, including USO, could, and have, caused USO to invest in Oil Futures Contracts other than the Benchmark Oil Futures Contract. Currently, in the context of the COVID-19 pandemic and disputes among oil producing countries regarding potential limits on the production of crude oil, significant market volatility occurred in the oil futures markets. In addition, the exchange where the Benchmark Oil Futures contract is traded became concerned about positions that USO had acquired in that contract and imposed limits on USO’s holding of that contract, as well as subsequent months of that contract.

Revisions to the Roll Process. USO, historically, has rolled its positions in Oil Futures Contracts in the current or front month (referred to herein as the first month) prior to the end of the month to avoid such contracts’ expiration and having to take delivery of the underlying commodity. This roll process was done over a four-day period which was published by USO on its website. USO will continue this monthly roll process with respect to its portfolio holdings, notwithstanding that its investments are no longer concentrated in the first month contract. USO will continue to roll its portfolio to: (1) roll out of any first month contracts, (2) rebalance its portfolio in a manner that allows it to meet market conditions, regulatory requirements and other factors described herein, and (3) structure its investments within the foregoing limits in a way that allows USO to best pursue its stated investment objective. USO will extend the monthly roll/rebalancing period from a four-day period to a ten-day period due to the size and diversification of its portfolio holdings and to address regulatory concerns.

During the ten-day roll period, or a rebalance period, USO will close certain existing positions, e.g., when it changes the Benchmark Oil Futures Contracts, and sells contracts that will expire at the end of the month or when it sells Oil Futures Contracts to address the market conditions, regulatory requirements and other factors discussed herein, and reinvests the proceeds in new Oil Futures Contracts or Other Oil-Related Investments in a manner that is consistent with its stated investment intentions concerning the type and percentages of the investments in its portfolio, including the waterfall permitted investments as described above.

USO has determined that commencing with the monthly roll occurring in May 2020 and for each month going forward, USO’s positions in Oil Futures Contracts and Other Oil Related Investments will roll over a ten-day period. The May roll will begin on May 1, 2020 and, thereafter, USO will roll its positions during the first 10 trading days of each subsequent month. The anticipated dates that the monthly roll period will commence are published on USO’s website at www.uscfinvestments.com and are subject to change without notice.

Typically, on each day during the ten-day roll period, USO intends to rebalance approximately 1/10th of the announced percentage of the notional value of its nearest month instrument and other specified instruments (which could be 100% of such notional value of such interests) and reinvest the proceeds in the remaining current portfolio holdings as well as any new specified portfolio holdings in the waterfall of permitted investments described above. In addition, USO may need to adjust the roll/rebalance may change in light of market conditions, regulatory requirements or other factors that impact the ability of USO to make its investments and achievement its investment objectives.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to risks and uncertainties, including, without limitation, statements regarding USO’s expectations. Statements containing words such as “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “project,” “should,” “estimate,” “seek” or any negative or other variations on such expression constitute forward-looking statements. These forward-looking statements are based on information currently available to USO and are subject to a number of risks, uncertainties and other factors, both known and unknown, that could cause the actual results, performance, prospects or opportunities of USO to differ materially from those expressed in, or implied by, these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: April 30, 2020	By:	/s/ John P. Love
	Name:	John P. Love
	Title:	President and CEO